Exhibit 10.40

AMENDMENT TO THE AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT DATED FEBRUARY 24, 2014

Amending agreement made on December 15, 2014 (the “Agreement”) to the amended and restated right of first refusal and co-sale agreement dated February 24, 2014 (the “Amended and Restated Right of First Refusal and Co-Sale Agreement”) entered into by and among Highland Consumer Fund I Limited Partnership (“Highland I”), Highland Consumer Fund I-B Limited Partnership (“Highland I-B”), Highland Consumer Entrepreneurs Fund I Limited Partnership (“Highland Entrepreneurs” and, collectively with Highland I and Highland I-B, “Highland”), Whil Concept Inc. (“WilsonCo”), David Segal (“D. Segal”), Rainy Day Investments Ltd. (“Rainy Day”), Capital GVR Inc. (“Capital GVR”), Javier San Juan (“J. San Juan”), Thomas J. Folliard, IV Marital Deduction Trust uad 8/11/2011 (“T. Folliard Trust”), 9222-2116 Quebec Inc. (“S. Toutant Holding”) and Mogey Inc. (“Mogey” and, collectively with Highland, WilsonCo, D. Segal, Rainy Day, Capital GVR, J. San Juan, T. Folliard Trust and S. Toutant Holding, the “Shareholders”) and DAVIDsTEA Inc. (the “Company”).

WHEREAS the Company and the Shareholders entered into the Amended and Restated Right of First Refusal and Co-Sale Agreement pursuant to which the Shareholders granted to the Company the right to purchase any or all of the Transfer Shares in the event of an assignment, sale or disposition of such shares by any of the Shareholders.

WHEREAS on December 15, 2014, the articles of the Company were amended and restated in order to create a fourth series of Preferred Shares designated as Series A-2 Preferred Shares.

WHEREAS, pursuant to Section 6.7 of the Amended and Restated Right of First Refusal and Co-Sale Agreement, the Amended and Restated Right of First Refusal and CoSale Agreement may be amended by a written instrument executed by (a) the Company; (b) the holders of a majority of the Capital Shares then held by all Key Holders and Common Holders (voting together as a single class and on an as-converted basis); and (c) the holders of a majority of the Common Shares issued or issuable upon conversion of Series A Preferred Shares and Series A-1 Preferred Shares held by the Investors (voting together as a single class and on an as-converted basis) (the holders referred to in (b) and (c) above herein collectively referred to as the “Majority Holders”).

WHEREAS the Company and the Majority Holders wish to amend the terms of the Amended and Restated Right of First Refusal and Co-Sale Agreement to reflect the creation of the Series A-2 Preferred Shares;

WHEREAS this Agreement has been executed by the Company and the Majority Holders.

In consideration of the foregoing and the mutual agreements contained in this Agreement, the receipt and adequacy of which are acknowledged, the parties agree as follows:

Section 1                                             Defined Terms.

Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings given to them in the Amended and Restated Right of First Refusal and Co-Sale Agreement.

Section 2                                             Amendment.

Section 1.11 of the Amended and Restated Right of First Refusal and Co-Sale Agreement is deleted and replaced as follows:

““Key Holders” means the persons named on Schedule B hereto, each person to , whom Junior Preferred Shares, Series A-1 Preferred Shares or Series A-2 Preferred Shares are issued after the date hereof, each person to whom the rights of a Key Holder are assigned pursuant to the terms of this Agreement or the Voting Agreement; provided that such person to which Junior Preferred Shares, Series A-1 Preferred Shares or Series A-2 Preferred Shares are issued or assigned has signed a counterpart to this Agreement in accordance with the terms of Subsection 6.8.”

(1)                                 Section 1.12 of the Amended and Restated Right of First Refusal and Co-Sale Agreement is deleted and replaced as follows:

““Preferred Shares” means, collectively, all of the Series A Preferred Shares, all of the Series A-1 Preferred Shares, all of the Series A-2 Preferred Shares and all Junior Preferred Shares.”

(2)                                 Section 1.23 of the Amended and Restated Right of First Refusal and Co-Sale Agreement is deleted and replaced as follows:

““Voting Agreement” means the Amended and Restated Voting Agreement among the parties hereto dated February 24, 2014, as amended.”

(3)                                 The reference to “Series A Preferred Shares and Series A-1 Preferred Shares” in Section 6.7 of the Amended and Restated Right of First Refusal and Co-Sale Agreement is deleted and replaced by “Series A Preferred Shares, Series A-1 Preferred Shares and Series A-2 Preferred Shares”.”

(4)                                 All other provisions of the Amended and Restated Right of First Refusal and Co-Sale Agreement remain in full force and effect, unamended.

Section 3                                             Governing Law.

This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Québec and the federal laws of Canada applicable therein.

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Section 4                                             Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or electronic delivery shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 5                                             Language.

The parties hereto have expressly agreed that this Agreement, as well as all documents which relate to it, be drafted in English. Les parties aux présentes ont expressément requis que cette entente ainsi que tous les documents s’y rattachant soient rédigés en anglais.

[Signature page follows]

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IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first written above.

DAVIDsTEA INC.

By:	/s/ Authorized Person
Authorized Signatory

WHIL CONCEPTS INC.		RAINY DAY INVESTMENTS LTD.

By:		By:	/s/ Herschel Segal
	Authorized Signatory		Authorized Signatory

HIGHLAND CONSUMER FUND I LIMITED PARTNERSHIP, represented by its general partner, HIGHLAND CONSUMER GP LIMITED PARTNERSHIP, itself represented by its general partner, HIGHLAND CONSUMER GP GP LLC		HIGHLAND CONSUMER FUND I-B LIMITED PARTNERSHIP, represented by its general partner, HIGHLAND CONSUMER GP LIMITED PARTNERSHIP, itself represented by its general partner, HIGHLAND CONSUMER GP GP LLC

By:	/s/ Authorized Person	By:	/s/ Authorized Person
	Authorized Signatory		Authorized Signatory

HIGHLAND CONSUMER ENTREPRENEURS FUND I LIMITED PARTNERSHIP, represented by its general partner, HIGHLAND CONSUMER GP LIMITED PARTNERSHIP, itself represented by its general partner, HIGHLAND CONSUMER GP GP LLC

By:	/s/ Authorized Person	/s/ David Segal
	Authorized Signatory	David Segal

THOMAS J. FOLLIARD, IV MARITAL DEDUCTION TRUST UAD 8/1/2011, represented by Tom Folliard, as Trustee of the Trust		CAPITAL GVR INC.

By:	/s/ Thomas J. Folliard	By:	/s/ Authorized Person
	Thomas J. Folliard		Authorized Signatory

9222-2116 QUÉBEC INC.

By:	/s/ Authorized Person
Authorized Signatory

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COUNTERPART TO AGREEMENTS

THIS INSTRUMENT forms part of the Amended and Restated Voting Agreement dated as of February 24, 2014, as amended (the “Amended and Restated Voting Agreement”), the Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of February 24, 2014, as amended (the “Amended and Restated Right of First Refusal Agreement”) and the Amended and Restated Investors’ Rights Agreement dated as of February 24, 2014, as amended (the “Amended and Restated Investors’ Rights Agreement” and together with the Amended and Restated Voting Agreement and the Amended and Restated Right of First Refusal Agreement, the “Agreements”), by and among DAVIDsTEA Inc. (the “Corporation”) and its shareholders, as such Agreements may be further amended or further amended and restated from time to time.  Unless otherwise defined herein, all capitalized terms shall have the meanings ascribed to them in the Agreements.

The undersigned hereby acknowledges having received a copy of the Agreements, having read the Agreements in their entirety and having been given the opportunity to consult with independent legal counsel.  In connection with the issuance of 20,309 Series A-2 Preferred Shares of the Corporation (the “Issued Securities”) to the undersigned and in connection with all awards of stock options to the undersigned, the undersigned hereby agrees to be joined as (i) a Director Investor Preferred Holder to the Amended and Restated Voting Agreement, (ii) a Key Holder to the Amended and Restated Right of First Refusal and Co-Sale Agreement and (iii) a Director Investor to the Amended and Restated Investors’ Rights Agreement as if he was an original party thereto and acknowledges and agrees that he, the Issued Securities and any other securities of the Corporation owned by him shall be subject to, and bound by the terms and conditions of, the Agreements.

[signature page follows]

Dated: November 28, 2014.

/s/ Guy Savard
Guy Savard

ACCEPTED AND AGREED:

DAVIDsTEA INC.

By:
Authorized Signatory

Dated: December 15, 2014.

Guy Savard

ACCEPTED AND AGREED:

DAVIDsTEA INC.

By:	/s/ Authorized Person
Authorized Signatory

Dated: December 15, 2014.

/s/ David McCreight
DAVID MCCREIGHT

ACCEPTED AND AGREED:

DAVIDsTEA INC.

By:	/s/ Authorized Person
Authorized Signatory

WHIL CONCEPTS INC.		RAINY DAY INVESTMENTS LTD.

By:		By:	/s/ Herschel Segal
	Authorized Signatory		Authorized Signatory

HIGHLAND CONSUMER FUND I LIMITED PARTNERSHIP, represented by its general partner, HIGHLAND CONSUMER GP LIMITED PARTNERSHIP, itself represented by its general partner, HIGHLAND CONSUEMR GP GP LLC		HIGHLAND CONSUMER FUND I-B LIMITED PARTNERSHIP, represented by its general partner, HIGHLAND CONSUMER GP LIMITED PARTNERSHIP, itself represented by its general partner, HIGHLAND CONSUMER GP GP LLC

By:	/s/ Authorized Person	By:	/s/ Authorized Person
	Authorized Signatory		Authorized Signatory

HIGHLAND CONSUMER ENTREPRENEURS FUND I LIMITED PARTNERSHIP, represented by its general partner, HIGHLAND CONSUMER GP LIMITED PARTNERSHIP, itself represented by its general partner, HIGHLAND CONSUMER GP GP LLC

By:	/s/ Authorized Person	/s/ David Segal
	Authorized Signatory	David Segal

THOMAS J. FOLLIARD, IV MARITAL DEDUCTION TRUST UAD 8/1/2011, represented by Tom Folliard, as Trustee of the Trust		CAPITAL GVR INC.

By:	/s/ Tom Folliard	By:	/s/ Authorized Person
	Tom Folliard		Authorized Signatory

9222-2116 QUÉBEC INC.

By:
Authorized Signatory